Exhibit 99.1

Hercules Receives Investment Grade Corporate Rating From Standard & Poor’s

• S&P Cites Hercules’ Concentration in Senior Secured First-lien Investments and Track Record of Low Net Loan Losses

PALO ALTO, Calif., August 27, 2015 - Hercules Technology Growth Capital, Inc. (NYSE: HTGC) (“Hercules” or the “Company”), the leading specialty finance company focused on providing senior secured loans to high-growth venture capital-backed companies in technology-related industries, including technology, biotechnology, life sciences, and energy & renewable technology, today announced that Standard & Poor’s Ratings Services (“S&P”) has reaffirmed Hercules’ investment grade corporate rating of BBB-. S&P issued a statement announcing the reaffirmation of the rating and stable outlook, as well as its underlying analysis.

“We are very proud of our investment grade corporate credit rating from Standard & Poor’s,” stated Manuel A. Henriquez, chairman and chief executive officer of Hercules. “The investment grade rating underscores our commitment and discipline instilled in our underwriting strategy, as well as the depth and experience of our management and underwriting teams.”

The BBB- rating reflects the Company’s low financial leverage, concentration in first-lien senior secured debt investments, diversified funding profile, and track record of low net loan losses since inception. S&P also noted that Hercules funds its business with stable and relatively diverse funding sources and has a long track record of demonstrating its ability to create liquidity from its investments due to monthly amortizing loans.

About Hercules Technology Growth Capital, Inc.

Hercules Technology Growth Capital, Inc. (NYSE: HTGC) (“Hercules”) is the leading specialty finance company focused on providing senior secured loans to high-growth venture capital-backed companies in technology-related industries, including technology, biotechnology, life sciences, and energy & renewable technology. Since inception (December 2003), Hercules has committed more than $5.5 billion to over 325 companies and is the lender of choice for entrepreneurs and venture capital firms seeking growth capital financing. Companies interested in learning more about financing opportunities should contact info@htgc.com, or call 650.289.3060.

Hercules’ common stock trades on the New York Stock Exchange (NYSE) under the ticker symbol “HTGC.”

In addition, Hercules has three outstanding bond issuances of 7.00% Notes due April 2019, 7.00% Notes due September 2019, and 6.25% Notes due July 2024, which trade on the NYSE under the symbols “HTGZ,” “HTGY,” and “HTGX,” respectively.

Forward-Looking Statements:

The information disclosed in this release is made as of the date hereof and reflects Hercules most current assessment of its historical financial performance. Actual financial results filed with the Securities and Exchange Commission may differ from those contained herein due to timing delays between the date of this release and confirmation of final audit results. These forward-looking statements are not guarantees of future performance and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties, including the uncertainties surrounding the current market volatility, and other factors we identify from time to time in our filings with the Securities and Exchange Commission. Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. You should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this release are made as of the date hereof, and Hercules assumes no obligation to update the forward-looking statements for subsequent events.

Contact:

Michael Hara

Investor Relations and Corporate Communications

Hercules Technology Growth Capital, Inc.

650-433-5578 HT-HN

mhara@htgc.com

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